UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):July 21, 2016 (July 20, 2016)

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets

Community & Southern Holdings, Inc.

On July 20, 2016, Bank of the Ozarks, Inc. (the “Company”) announced completion of its acquisition of Community & Southern Holdings, Inc. (“C&S”) pursuant to the previously announced Agreement and Plan of Merger dated October 19, 2015 (the “C&S Merger Agreement”) whereby C&S merged with and into the Company (the “C&S Merger”) and C&S’ wholly-owned bank subsidiary, Community & Southern Bank, merged with and into the Company’s wholly-owned bank subsidiary, Bank of the Ozarks (the “Bank”), effective July 20, 2016.

Pursuant to the terms of the C&S Merger Agreement, each share of C&S common stock issued and outstanding immediately prior to the closing was converted into the right to receive 0.5464 of a share of the Company’s common stock. Any fractional shares will be paid in cash. As a result of the closing of the C&S Merger, the Company issued approximately 20,200,000 shares of its common stock to C&S stockholders.  In addition, the Company issued approximately 783,000 shares of Company common stock (net of shares withheld for taxes) to holders of outstanding C&S stock options, restricted stock units, deferred stock units and warrants in satisfaction of all outstanding C&S equity awards.

The foregoing description of the C&S Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the C&S Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

C1 Financial, Inc.

On July 21, 2016, the Company announced completion of its acquisition of C1 Financial, Inc. (“C1”) pursuant to the previously announced Agreement and Plan of Merger dated November 9, 2015 (the “C1 Merger Agreement”) whereby C1 merged with and into the Company (the “C1 Merger”) and C1’s wholly-owned bank subsidiary, C1 Bank, merged with and into the Bank, effective July 21, 2016.

Pursuant to the terms of the C1 Merger Agreement, each share of issued and outstanding C1 common stock was converted into the right to receive 0.6283 of a share of the Company’s common stock. Any fractional or de minimis shares will be paid in cash. In addition, immediately after the effective time of the C1 Merger and in accordance with the terms of the Brazilian standby purchase agreement dated December 21, 2015, the Company sold certain C1 Bank loans (“Brazilian Loans”) to a limited partnership owned 100% by CBM Holdings Qualified Family, L.P. (an entity that owned approximately 21% of C1’s outstanding shares), in exchange for shares of the Company’s common stock payable to such C1 shareholder in the C1 Merger equal to the aggregate purchase price of the Brazilian Loans. As a result of the closing of the C1 Merger, the Company will deliver approximately 9.4 million shares of its common stock to C1 shareholders, net of the shares redeemed in exchange for the Brazilian Loans.

The foregoing description of the C1 Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the C1 Merger Agreement, which is incorporated herein by reference as Exhibit 2.2.

Item 7.01Regulation FD Disclosure

On July 20, 2016, the Company issued a press release announcing the completion of its acquisition of C&S and its wholly-owned bank subsidiary, Community & Southern Bank. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 21, 2016, the Company issued a press release announcing the completion of its acquisition of C1 and its wholly-owned bank subsidiary, C1 Bank. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The C&S Merger and the C1 Merger (on a combined basis, the “Transaction”) is expected to be immediately accretive to the Company’s book value per common share and its tangible book value per common share. The Transaction is also expected to be accretive to the Company’s diluted earnings per common share for the first twelve months after the Transaction closes.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Caution about Forward-Looking Statements

This release and other communications by the Company include certain “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time.  These forward-looking statements include, among others, statements about the benefits of the Transaction, including expectations with respect to future financial and operational performance, including any expected increase in the Company’s book value and tangible book value per share and any expected increase in diluted earnings per share, and other statements that are not historical facts. Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements.  These risks, uncertainties, and other factors include, but are not limited to: the possibility that any of the anticipated benefits of the C&S and/or C1 Mergers will not be realized or will not be realized within the expected time period; the risk that integration of C&S’ or C1’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; problems with, or additional expenses relating to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; and adverse results in current or future litigation or regulatory examinations as well as other factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including those factors included in the disclosures under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Document Description
2.1

Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2015, and incorporated herein by this reference).

2.2

Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, C1 Financial, Inc. and C1 Bank, dated as of November 9, 2015 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2015, and incorporated herein by this reference).

99.1	Press Release dated July 20, 2016 whereby Bank of the Ozarks, Inc. Announces Completion of its Merger with Community & Southern Holdings, Inc.
99.2	Press Release dated July 21, 2016 whereby Bank of the Ozarks, Inc. Announces Completion of its Merger with C1 Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: July 21, 2016	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description
2.1

Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2015, and incorporated herein by this reference).

2.2

Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, C1 Financial, Inc. and C1 Bank, dated as of November 9, 2015 (previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2015, and incorporated herein by this reference).

99.1	Press Release dated July 20, 2016 whereby Bank of the Ozarks, Inc. Announces Completion of its Merger with Community & Southern Holdings, Inc.
99.2	Press Release dated July 21, 2016 whereby Bank of the Ozarks, Inc. Announces Completion of its Merger with C1 Financial, Inc.